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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-5674

       Date of Report (date of earliest event reported): MAY 17, 2002


                            ANGELICA CORPORATION
           (Exact name of registrant as specified in its charter)


             MISSOURI                                43-0905260
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
  incorporation or organization)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                           63017-3406
(Address of principal executive offices)                (Zip Code)


                               (314) 854-3800
            (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99       Quarterly Report to Shareholders, dated May 17, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

         Quarterly report to Shareholders dated May 17, 2002 and mailed to Shareholders on May 23, 2002, furnished pursuant to Regulation FD.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2002

                               ANGELICA CORPORATION



                               By: /s/ T. M. Armstrong
                                  ---------------------------------------------
                                  T. M. Armstrong
                                  Senior Vice President-Finance and
                                  Administration and Chief Financial Officer





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                                EXHIBIT INDEX

Exhibit No.                            Description
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99                Quarterly Report to Shareholders, dated May 17, 2002.